SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 29, 2002


                            AMERICAN CONSUMERS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Georgia               0-5815            58-1033765
       -----------------       -------------     -------------------
        (State or other        (Commission        (I.R.S. Employer
         jurisdiction           File Number)     Identification No.)
       of incorporation)


55 Hannah Way, Rossville, Georgia                               30741
----------------------------------------                      ----------
(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code: (706) 861-3347

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are furnished pursuant to Item 9 of this Report:

Exhibit No.  Description
-----------  -----------

       99.1  CEO Certification for Second Quarter Form 10-Q, pursuant to 18
             U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sabanes-Oxley Act of 2002

       99.2  CFO Certification for Second Quarter Form 10-Q, pursuant to 18
             U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 9. REGULATION FD DISCLOSURE

On August 29, 2002, each of the Chief Executive Officer, Michael A. Richardson, and Chief Financial Officer, Paul R. Cook, of American Consumers, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, pertaining to the Company's Annual Report on Form 10-K for the year ended June 1, 2002. Copies of each of these statements are being furnished herewith as exhibits pursuant to Item 9 of this Report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 29, 2002           AMERICAN CONSUMERS, INC.


                                 By:   /s/ Michael A. Richardson
                                    ---------------------------------
                                       Michael A. Richardson
                                       Chief Executive Officer

                                 By:   /s/ Paul R. Cook
                                    ---------------------------------
                                       Paul R. Cook
                                       Chief Financial Officer